SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) April 3, 2001
                                  -------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------




















On April 3, 2001, General Motors Corporation (GM) issued a news release announcing March sales and production, as well as second quarter 2001 production estimates. The release is as follows:

ITEM 5.  OTHER ITEMS

            GM March Sales Down 4.6%; FS Utilities -- Sixth Straight
                          Month of Double-digit Gains

              - Best Month Ever for GM Full-size  Utilities -- Up 17%
              - Best Month in 22 Years for GM Full-size Pickups
              - March Car Sales Down 4%
              - March Truck Sales Down 5%

         GM Announces March Production Results; Second Quarter Forecast
                                Remains Unchanged

      DETROIT -- General Motors dealers sold 442,573 new cars and trucks in March in the United States, down 4.6 percent from March 2000. GM car sales decreased four percent to 213,310 units and truck sales decreased five percent to 229,263 units. GM full-size truck sales continued a strong selling pace in March and in the first quarter of 2001.

      Full-size utilities continued to post the largest sales gains in the GM lineup in March, with sales up 17 percent. In fact, GM reported its sixth straight month of double-digit sales gains for its full-size sport utilities. The Chevrolet Suburban and Tahoe, GMC Yukon and Yukon XL and Cadillac Escalade all posted individual March records.

      GM also posted its best monthly sales of GM full-size pickups since March 1979. March sales of the Chevrolet Silverado and GMC Sierra climbed seven percent. GM mid utility sales also stayed strong in March with a two percent increase.

      "Industry sales have held up better than expected despite a backdrop of economic uncertainty and we think this trend will characterize all of 2001," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "Our first quarter results reflect a number of GM's strengths, most notably continued momentum in our truck portfolio. Without constraints on our outstanding full-size pickups and utilities, our dealers delivered strong sales performances as we saw in the first quarter. We expect that the introduction of our six all-new truck entries in the first half will further strengthen GM's position in the truck market."

First Quarter Sales Results

      For the first quarter of 2001, GM dealers reported a record 16 percent gain in full-size utility sales from year-ago levels, with Chevrolet and GMC full-size utilities posting a best-ever first quarter.

      Other notable first-quarter sales performances came from GM entries in the midsize segment, including the Chevrolet Impala, which had its best month and first quarter ever. The Saturn L-Series also had record March and first-quarter sales.

Best Month Ever

      - Chevrolet Impala
      - GM Utilities
      - GM Full-size Utilities
      - GM Full-size Pickups (best since 1979)
      - Chevrolet Silverado (best since 1979)
      - GMC Full-size Utilities
      - Chevrolet Full-size Utilities
      - Chevrolet Tahoe
      - GMC Yukon
      - GMC Yukon XL
      - Chevrolet Tracker

March Sales Records

      - Saturn L-Series
      - Oldsmobile Aurora
      - GMC Utilities
      - GM Mid Utilities
      - Chevrolet Suburban
      - Cadillac Escalade

First Quarter Sales Records

      - Chevrolet Impala
      - Saturn L-Series
      - Oldsmobile Aurora
      - Oldsmobile Alero
      - GMC Full-size Utilities
      - GMC Yukon
      - Chevrolet Full-size Utilities
      - GM Utilities
      - GM Full-size Utilities
      - Chevrolet Silverado (since 1979)
      - Chevrolet Suburban
      - Chevrolet Tahoe
      - Chevrolet Tracker

March Production Totals, 2nd Quarter 2001 Estimates

      In March, GM produced 460,000 vehicles (217,000 cars and 243,000 trucks) in North America, down from 581,000 vehicles (284,000 cars and 297,000 trucks) produced in March 2000. For the first quarter 2001, GM produced 1,214,000 vehicles (581,000 cars and 633,000 trucks) in North America, down from 1,521,000 vehicles (746,000 cars and 775,000 trucks) produced in the first quarter 2000. (Production numbers include joint venture results in North America.)

      GM announced its second-quarter North American production estimate will remain unchanged at 1.3 million vehicles (582,000 cars and 718,000 trucks), a 17 percent decline from the second quarter 2000 when we made 1,568,000 vehicles (787,000 cars and 781,000 trucks).

      The production estimates are consistent with GM's efforts to align production with demand and reduce inventory levels in a moderating economy.

        Additionally,   GM  announced  the  following   second-quarter  2001
production estimates for its international regions:

      - GM Europe - The second-quarter estimate is 516,000 vehicles, down from the previous estimate of 535,000 vehicles.

      - GM Asia Pacific - The second-quarter estimate is 65,000 vehicles, up from the previous estimate of 62,000 vehicles.

      - GM Latin America, Africa and the Middle East - The second-quarter estimate is 167,000 vehicles, up from the previous estimate of 164,000 vehicles.

Note: GM sales and production results are available on GM Media Online at http://media.gm.com by clicking on the Sales/Production icon.
-------------------

                                           # # #

In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                               2-1P
                                 GM Car Deliveries - (United States)
                                           March 2001
---------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                          (1)       March              January - March
                          -------------------------------------------------
                                           %Chg
                           2001     2000  per S/D    2001     2000   %Chg
                          -------------------------------------------------
       Selling Days (S/D)   27        27
---------------------------------------------------------------------------

Century                   10,477   11,914  -12.1    30,092   39,740   -24.3
LeSabre                   11,624   10,357   12.2    34,370   33,422     2.8
Park Avenue                2,664    3,673  -27.5     8,529   12,408   -31.3
Regal                      4,319    5,302  -18.5    13,177   17,441   -24.4
Riviera                        2       11  -81.8         2       32   -93.8
      Buick Total         29,086   31,257   -6.9    86,170  103,043   -16.4
---------------------------------------------------------------------------
Catera                       665    1,043  -36.2     2,028    3,073   -34.0
DeVille                    6,762   11,021  -38.6    23,947   30,945   -22.6
Eldorado                     719      997  -27.9     1,901    3,060   -37.9
Seville                    2,344    2,637  -11.1     5,273    7,066   -25.4
     Cadillac Total       10,490   15,698  -33.2    33,149   44,144   -24.9
---------------------------------------------------------------------------
Camaro                     3,164    4,240  -25.4     7,673   10,229   -25.0
Cavalier                  21,978   21,865    0.5    64,678   58,880     9.8
Corvette                   2,923    3,440  -15.0     7,941    8,068    -1.6
Impala (W)                19,372   15,658   23.7    52,660   43,804    20.2
Lumina                     4,646    4,144   12.1    12,790   11,314    13.0
Malibu                    17,656   17,459    1.1    47,809   55,312   -13.6
Metro                      2,048    4,684  -56.3     5,854   11,514   -49.2
Monte Carlo                6,934    6,706    3.4    18,343   19,673    -6.8
Prizm                      4,487    5,288  -15.1    14,263   14,510    -1.7
    Chevrolet Total       83,208   83,484   -0.3   232,011  233,304    -0.6
---------------------------------------------------------------------------
Alero                     12,084   10,414   16.0    38,632   34,801    11.0
Aurora                     3,047    1,590   91.6     9,214    3,060   201.1
Cutlass                        3      179  -98.3        11      789   -98.6
Cutlass Supreme                0        0  ***.*         0        0   ***.*
Eighty Eight                   1       74  -98.6         1      346   -99.7
Intrigue                   3,455    4,538  -23.9    12,274   17,261   -28.9
    Oldsmobile Total      18,590   16,795   10.7    60,132   56,257     6.9
---------------------------------------------------------------------------
Bonneville                 5,366    5,744   -6.6    12,492   14,740   -15.3
Firebird                   2,421    3,067  -21.1     5,799    8,011   -27.6
Grand Am                  16,521   18,677  -11.5    50,161   54,912    -8.7
Grand Prix                11,814   12,691   -6.9    27,250   38,372   -29.0
Sunfire                    8,248    7,690    7.3    22,389   20,373     9.9
     Pontiac Total        44,370   47,869   -7.3   118,091  136,408   -13.4
---------------------------------------------------------------------------
900                            2        7  -71.4         2       22   -90.9
9000                           0        2  ***.*         0       13   ***.*
9-3                        1,988    1,274   56.0     4,526    3,943    14.8
9-5                        1,185      972   21.9     3,309    2,795    18.4
       Saab Total          3,175    2,255   40.8     7,837    6,773    15.7
---------------------------------------------------------------------------
Saturn EV1                     0        3  ***.*         0      161   ***.*
Saturn L Series            8,907    8,255    7.9    24,631   18,898    30.3
Saturn S Series           15,484   17,150   -9.7    41,602   44,801    -7.1
      Saturn Total        24,391   25,408   -4.0    66,233   63,860     3.7
---------------------------------------------------------------------------
        GM Total         213,310  222,766   -4.2   603,623  643,789    -6.2
---------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
---------------------------------------------------------------------------
GM North America *       209,470  219,468   -4.6   593,758  633,943    -6.3
---------------------------------------------------------------------------
GM Import                  3,840    3,298   16.4     9,865    9,846     0.2
---------------------------------------------------------------------------
        GM Total         213,310  222,766   -4.2   603,623  643,789    -6.2
------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

(1) Determines Sort Order



                                               2-1P
                                 GM Car Deliveries - (United States)
                                           March 2001
---------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                          (1)       March              January - March
                          -------------------------------------------------
                                           %Chg
                           2001     2000  per S/D    2001     2000   %Chg
                          -------------------------------------------------
       Selling Days (S/D)   27        27
---------------------------------------------------------------------------
      GM Car Deliveries by Production Source and Marketing Division
---------------------------------------------------------------------------
Buick Total               29,086   31,257   -6.9    86,170   103,043  -16.4
Cadillac Total             9,825   14,655  -33.0    31,121    41,071  -24.2
Chevrolet Total           83,208   83,484   -0.3   232,011   233,304   -0.6
Oldsmobile Total          18,590   16,795   10.7    60,132    56,257    6.9
Pontiac Total             44,370   47,869   -7.3   118,091   136,408  -13.4
Saturn Total              24,391   25,408   -4.0    66,233    63,860    3.7
     GM North America
     Total*              209,470  219,468   -4.6   593,758   633,943   -6.3
---------------------------------------------------------------------------

Cadillac Total               665    1,043  -36.2     2,028     3,073  -34.0
Saab Total                 3,175    2,255   40.8     7,837     6,773   15.7
     GM Import Total       3,840    3,298   16.4     9,865     9,846    0.2
---------------------------------------------------------------------------
                GM Vehicle Deliveries by Marketing Division
---------------------------------------------------------------------------
Buick Total               29,086   31,257   -6.9    86,170   103,043  -16.4
Cadillac Total            13,113   18,292  -28.3    38,205    51,522  -25.8
Chevrolet Total          244,743  254,434   -3.8   653,980   686,394   -4.7
GMC Total                 49,388   51,264   -3.7   124,702   139,093  -10.3
Hummer Total                  58      130  -55.4       227       282  -19.5
Oldsmobile Total          24,668   24,111    2.3    76,554    76,768   -0.3
Other-Isuzu Total          1,855        0  ***.*     3,990         0  ***.*
Pontiac Total             52,096   56,946   -8.5   137,737   155,456  -11.4
Saab Total                 3,175    2,255   40.8     7,837     6,773   15.7
Saturn Total              24,391   25,408   -4.0    66,233    63,860    3.7
     GM Total            442,573  464,097   -4.6 1,195,635 1,283,191   -6.8
------------------------------------------------------------------------
* Includes US/Canada/Mexico

(1) Determines Sort Order

                                               3-1P
                               GM Truck Deliveries - (United States)
                                           March 2001
---------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                          (1)       March              January - March
                          -------------------------------------------------
                                           %Chg
                           2001     2000  per S/D    2001     2000   %Chg
                          -------------------------------------------------
       Selling Days (S/D)   27        27
---------------------------------------------------------------------------
Escalade                   2,623    2,594    1.1     5,056    7,378   -31.5
   Total Cadillac          2,623    2,594    1.1     5,056    7,378   -31.5
---------------------------------------------------------------------------
Astro                      5,937   10,375  -42.8    16,318   26,350   -38.1
C/K Suburban(Chev)        13,373   12,850    4.1    35,506   34,870     1.8
Chevy C/T Series             602      921  -34.6     1,587    2,268   -30.0
Chevy P Models & Mtr Hms       4       90  -95.6        24      325   -92.6
Chevy W Series               173      223  -22.4       531      498     6.6
Express Cutaway/G Cut      1,226    2,278  -46.2     3,290    5,518   -40.4
Express Panel/G Van        5,956    7,532  -20.9    16,456   19,486   -15.5
Express/G Sportvan         1,734    1,564   10.9     3,600    3,555     1.3
S/T Blazer                20,429   23,922  -14.6    56,123   63,185   -11.2
S/T Pickup                13,618   19,966  -31.8    37,662   56,208   -33.0
Silverado-C/K Pickup      66,253   61,391    7.9   170,594  167,748     1.7
Tahoe                     17,166   13,110   30.9    46,348   32,415    43.0
Tracker                    5,878    4,529   29.8    13,507   13,212     2.2
TrailBlazer                1,033        0  ***.*     1,092        0   ***.*
Venture                    8,153   12,199  -33.2    19,331   27,452   -29.6
  Chevrolet Total        161,535  170,950   -5.5   421,969  453,090    -6.9
---------------------------------------------------------------------------
C/K Suburban(GMC)              1      706  -99.9        21    3,729   -99.4
Envoy                      1,664        0  ***.*     1,767        0   ***.*
GMC C/T Series             1,508    2,653  -43.2     3,167    6,139   -48.4
GMC W Series                 598      804  -25.6     1,157    1,317   -12.1
P Models & Mtr Hms(GMC)        2       16  -87.5         9      204   -95.6
S/T Jimmy                  5,905    7,060  -16.4    16,810   21,324   -21.2
Safari (GMC)               2,053    3,918  -47.6     5,740    9,927   -42.2
Savana Panel/G Classic     2,920    2,912    0.3     6,944    6,580     5.5
Savana Special/G Cut         819      850   -3.6     1,785    2,690   -33.6
Savana/Rally                 197      391  -49.6       520      911   -42.9
Sierra                    18,596   17,828    4.3    46,312   49,254    -6.0
Sonoma                     2,853    4,721  -39.6     8,339   12,756   -34.6
Yukon                      6,632    5,274   25.7    17,563   13,222    32.8
Yukon XL                   5,640    4,131   36.5    14,568   11,040    32.0
     GMC Total            49,388   51,264   -3.7   124,702  139,093   -10.3
---------------------------------------------------------------------------
Hummer H1                     58      130  -55.4       227      282   -19.5
    Hummer Total              58      130  -55.4       227      282   -19.5
---------------------------------------------------- ----------------------
Bravada                    2,861    3,237  -11.6     6,109    9,081   -32.7
Silhouette                 3,217    4,079  -21.1    10,313   11,430    -9.8
  Oldsmobile Total         6,078    7,316  -16.9    16,422   20,511   -19.9
---------------------------------------------------------------------------
Other-Isuzu F Series         242        0  ***.*       552        0   ***.*
Other-Isuzu N Series       1,613        0  ***.*     3,438        0   ***.*
 Other-Isuzu Total         1,855        0  ***.*     3,990        0   ***.*
---------------------------------------------------------------------------
Aztek                      3,144        0  ***.*     8,658        0   ***.*
Montana                    4,582    9,069  -49.5    10,988   19,029   -42.3
Trans Sport                    0        8  ***.*         0       19   ***.*
   Pontiac Total           7,726    9,077  -14.9    19,646   19,048     3.1
---------------------------------------------------------------------------
      GM Total           229,263  241,331   -5.0   592,012  639,402    -7.4
---------------------------------------------------------------------------
                 GM TRUCK Deliveries by Production Source
---------------------------------------------------------------------------
GM North America *       227,542  240,636   -5.4   588,078  638,139    -7.8
---------------------------------------------------------------------------
GM Import                  1,721      695  147.6     3,934    1,263   211.5
---------------------------------------------------------------------------
      GM Total           229,263  241,331   -5.0   592,012  639,402    -7.4
---------------------------------------------------------------------------
            GM Light Duty Truck Deliveries by Production Source
---------------------------------------------------------------------------
GM North America *       224,521  236,624   -5.1   581,547  628,651    -7.5
---------------------------------------------------------------------------
GM Import                      0        0  ***.*         0        0   ***.*
---------------------------------------------------------------------------
      GM Total           224,521  236,624   -5.1   581,547  628,651    -7.5
---------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

(1) Determines Sort Order


                                               3-1P
                               GM Truck Deliveries - (United States)
                                           March 2001
---------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                          (1)       March              January - March
                          -------------------------------------------------
                                           %Chg
                           2001     2000  per S/D    2001     2000   %Chg
                          -------------------------------------------------
       Selling Days (S/D)   27        27
---------------------------------------------------------------------------
  GM TRUCK Deliveries by Production Source and Marketing Division
---------------------------------------------------------------------------
Cadillac Total             2,623    2,594    1.1     5,056    7,378   -31.5
Chevrolet Total          161,425  170,799   -5.5   421,620  452,753    -6.9
GMC Total                 49,121   50,720   -3.2   124,080  138,167   -10.2
Hummer Total                  58      130  -55.4       227      282   -19.5
Oldsmobile Total           6,078    7,316  -16.9    16,422   20,511   -19.9
Other-Isuzu Total            511        0  ***.*     1,027        0   ***.*
Pontiac Total              7,726    9,077  -14.9    19,646   19,048     3.1
    GM North America
    Total *              227,542  240,636   -5.4   588,078  638,139    -7.8
---------------------------------------------------------------------------
Chevrolet Total              110      151  -27.2       349      337     3.6
GMC Total                    267      544  -50.9       622      926   -32.8
Other-Isuzu Total          1,344        0  ***.*     2,963        0   ***.*
    GM Import Total        1,721      695  147.6     3,934    1,263   211.5
---------------------------------------------------------------------------
   GM Light Truck Deliveries by Production Source and Marketing Division
---------------------------------------------------------------------------
Cadillac Total             2,623    2,594    1.1     5,056    7,378   -31.5
Chevrolet Total          160,756  169,716   -5.3   419,827  449,999    -6.7
GMC Total                 47,280   47,791   -1.1   120,369  131,433    -8.4
Hummer Total                  58      130  -55.4       227      282   -19.5
Oldsmobile Total           6,078    7,316  -16.9    16,422   20,511   -19.9
Pontiac Total              7,726    9,077  -14.9    19,646   19,048     3.1
    GM North America
    Total *              224,521  236,624   -5.1   581,547  628,651    -7.5
---------------------------------------------------------------------------
            GM Light Truck Deliveries by Marketing Division
---------------------------------------------------------------------------
Cadillac Total             2,623    2,594    1.1     5,056    7,378   -31.5
Chevrolet Total          160,756  169,716   -5.3   419,827  449,999    -6.7
GMC Total                 47,280   47,791   -1.1   120,369  131,433    -8.4
Hummer Total                  58      130  -55.4       227      282   -19.5
Oldsmobile Total           6,078    7,316  -16.9    16,422   20,511   -19.9
Pontiac Total              7,726    9,077  -14.9    19,646   19,048     3.1
    GM Total             224,521  236,624   -5.1   581,547  628,651    -7.5
---------------------------------------------------------------------------
* Includes US/Canada/Mexico

(1) Determines Sort Order




Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
---------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                                  March                   January - March
                        -----------------------------------------------------
 Curr S/D:   27                             % Chg
 Prev S/D:   27           2001     2000    per S/D   2001       2000     % Chg

-----------------------------------------------------------------------------
Vehicle Total            442,573  464,097   -4.6  1,195,635  1,283,191   -6.8
-----------------------------------------------------------------------------
Car Total                213,310  222,766   -4.2    603,623    643,789   -6.2
-----------------------------------------------------------------------------
Truck Total              229,263  241,331   -5.0    592,012    639,402   -7.4
-----------------------------------------------------------------------------
Light Truck Total        224,521  236,624   -5.1    581,547    628,651   -7.5
-----------------------------------------------------------------------------
Light Vehicle Total      437,831  459,390   -4.7  1,185,170  1,272,440   -6.9
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
           Market Division
           Vehicle Total                               Calendar Year-to-Date
                                  March                   January - March
                        -----------------------------------------------------
                                            % Chg
                          2001     2000    per S/D    2001      2000    % Chg
-------------------------------------------------------------------------------
Buick                     29,086   31,257   -6.9     86,170    103,043  -16.4
Cadillac                  13,113   18,292  -28.3     38,205     51,522  -25.8
Chevrolet                244,743  254,434   -3.8    653,980    686,394   -4.7
GMC                       49,388   51,264   -3.7    124,702    139,093  -10.3
Hummer                        58      130  -55.4        227        282  -19.5
Oldsmobile                24,668   24,111    2.3     76,554     76,768   -0.3
Other - Isuzu              1,855        0  ***.*      3,990          0  ***.*
Pontiac                   52,096   56,946   -8.5    137,737    155,456  -11.4
Saab                       3,175    2,255   40.8      7,837      6,773   15.7
Saturn                    24,391   25,408   -4.0     66,233     63,860    3.7
-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                      209,470  219,468   -4.6    593,758    633,943   -6.3
-------------------------------------------------------------------------------
Light Truck              224,521  236,624   -5.1    581,547    628,651   -7.5
-------------------------------------------------------------------------------


Percent change Per selling day calculation is the same as a standard percent change calculation with the exception of first dividing the units for each month by their respective selling days. Following is the formula: ((current month units/current month's selling days)/(prior month units/prior month's selling days)) x 100-100

* American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

Please Note: The Light sub-totals will be different than reported the prior year due to the implementation of 2001 Segmentation, which moved some Light Trucks to Medium.



                   GM Production Schedule - 4/01
                   -----------------------------
                      GMNA
               -------------------                        Total    Memo:
Units 000s      Car   Truck  Total   GME  GMLAAM  GMAP  Worldwide  NUMMI  CAMI
               -----  -----  -----  ----- ------  ----  ---------  -----  ----
2001 Q2          582    718  1,300    516   167    65     2,048     13     19
O/(U) prior
forecast:@         0      0      0    (19)    3     3       (13)     0      0
-----------------------------------------------------------------------------

                       GMNA
               -------------------                        Total    Memo:
Units 000s      Car   Truck  Total   GME  GMLAAM  GMAP  Worldwide  NUMMI  CAMI
               -----  -----  -----  ----- ------  ----  ---------  -----  ----
  1997
1st Qtr.         797    645  1,442    472   130    32     2,076     16     30
2nd Qtr.         809    650  1,459    521   162    33     2,175     17     29
3rd Qtr.         712    557  1,269    417   170    31     1,887     13     21
4th Qtr.         765    693  1,458    464   142    37     2,101     11     18
               -----  -----  -----  -----   ---   ---     -----     --     --
   CY          3,083  2,545  5,628  1,873   604   133     8,238     57     98

  1998
1st Qtr.         673    702  1,375    424   146    36     1,981     16     10
2nd Qtr.         615    557  1,172    479   153    39     1,843      7     14
3rd Qtr.         592    410  1,002    440   137    37     1,616     11      3
4th Qtr.         819    691  1,510    522    89    36     2,157     12     18
               -----  -----  -----  -----   ---   ---     -----     --     --
   CY          2,699  2,360  5,059  1,864   525   148     7,596     46     45

  1999
1st Qtr.         781    725  1,506    524    93    38     2,161     12     23
2nd Qtr.         760    795  1,555    533   110    25     2,223     12     23
3rd Qtr.         660    699  1,359    427   112    47     1,945     13     17
4th Qtr.         759    694  1,453    530    97    47     2,127     12     26
               -----  -----  -----  -----   ---   ---     -----     --     --
   CY          2,960  2,913  5,873  2,014   412   157     8,456     49     89

  2000
1st Qtr.         746    775  1,521    572   118    40     2,251     13     24
2nd Qtr.         787    781  1,568    534   140    45     2,287     13     23
3rd Qtr.         689    630  1,319    374   151    53     1,897     12     22
4th Qtr.         670    694  1,364    513   135    47     2,059     12     23
               -----  -----  -----  -----   ---   ---     -----     --     --
   CY          2,892  2,880  5,772  1,993   544   185     8,494     50     92

  2001
1st Qtr. #       581    633  1,214    541   139    54     1,948     13     15
2nd Qtr. #       582    718  1,300    516   167    65     2,048     13     19
               -----  -----  -----  -----   ---   ---     -----     --     --

  @ Numbers may vary due to rounding
  * GME Production includes Saab back to 1999
  # Denotes estimate

Note 1: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website


                                     # # # #

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      April 3, 2001
      -------------
                                       By
                                            /s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)